UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2014 (September 2, 2014)

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32172	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park

Greenwich, CT 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Form 8-K amends our Form 8-K dated September 2, 2014, originally filed with the Securities and Exchange Commission (“SEC”) on September 2, 2014 (the “Original Report”), to provide financial statements of New Breed Holding Company, (“New Breed”) required under Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 effects no other changes to the Original Report. We filed the Original Report to report the completion of the acquisition of New Breed pursuant to the terms of the Agreement and Plan of Merger, dated July 29, 2014.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the unaudited pro forma financial information contemplated by Article 11 of Regulation S-X for the New Breed acquisition.

The consolidated balance sheets of New Breed and subsidiaries as of December 31, 2013 and December 31, 2012 and the related consolidated statements of income, comprehensive income, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 and the notes related thereto contemplated by Rule 3-05 of Regulation S-X are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The unaudited condensed consolidated balance sheets of New Breed and subsidiaries as of June 30, 2014 and December 31, 2013, and the related unaudited condensed consolidated statements of income, comprehensive income, stockholders’ equity (deficit) and cash flows for the six months ended June 30, 2014 and June 30, 2013 and the notes related thereto contemplated by Rule 3-05 of Regulation S-X are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of June 30, 2014, and statements of operations for the six months ended June 30, 2014 and twelve months ended December 31, 2013

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii) Consolidated balance sheets of New Breed Holding Company and subsidiaries as of December 31, 2013 and December 31, 2012, and the related consolidated statements of income, comprehensive income, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 and the notes related thereto

99.3	Unaudited Financial Statements of Businesses Acquired

(i) Unaudited condensed consolidated balance sheets of New Breed Holding Company and subsidiaries as of June 30, 2014 and December 31, 2013, and the related unaudited condensed consolidated statements of income, comprehensive income, stockholders’ equity (deficit) and cash flows for the six months ended June 30, 2014 and June 30, 2013 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XPO Logistics, Inc.

/s/ John J. Hardig
John J. Hardig Chief Financial Officer

Date: November 3, 2014

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of June 30, 2014, and statements of operations for the six months ended June 30, 2014 and twelve months ended December 31, 2013

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii) Consolidated balance sheets of New Breed Holding Company and subsidiaries as of December 31, 2013 and December 31, 2012, and the related consolidated statements of income, comprehensive income, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 and the notes related thereto

99.3	Unaudited Financial Statements of Businesses Acquired

(i) Unaudited condensed consolidated balance sheets of New Breed Holding Company and subsidiaries as of June 30, 2014 and December 31, 2013, and the related unaudited condensed consolidated statements of income, comprehensive income, stockholders’ equity (deficit) and cash flows for the six months ended June 30, 2014 and June 30, 2013 and the notes related thereto

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